EXHIBIT 11

                          CONSENT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy Fund

          We hereby consent to the incorporation by reference and inclusion in Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated February 14, 1997, on our audits of the financial statements and financial highlights of Ivy Money Market Fund, Ivy International Fund, Ivy Bond Fund, Ivy Emerging Growth Fund, Ivy Global Science and Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Latin American Strategy Fund, Ivy China Region Fund, Ivy New Century Fund, Ivy Global Fund, and Ivy Canada Fund appearing in the December 31, 1996 Annual Reports to Shareholders of the Funds, which annual reports are incorporated by reference in Post-Effective Amendment No. 93 to the Registration Statement.
          We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and "Auditors" in the Fund's Statement of Additional Information.



          COOPERS & LYBRAND L.L.P.

          Fort Lauderdale, Florida
          April 28, 1997




































                          CONSENT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy Fund

          We hereby consent to the inclusion in Item 24 to Part C of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated December 11, 1996, on our audits of the Statements of Assets and Liabilities as of December 10, 1996 of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, and Ivy International Small Companies Fund appearing in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and "Auditors" in the Fund's Statement of Additional Information.



          COOPERS & LYBRAND L.L.P.

          Fort Lauderdale, Florida
          April 28, 1997